UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 6, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       333-74992                98-0351859
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

1285 W. Pender St., Suite 110, Vancouver, British Columbia, Canada      V6E 4B1
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             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (604) 694-1432
                                                   --------------


        c/o 2550 - 555 W. Hastings St., Vancouver, B.C., Canada, V6B 4N5
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2004, Magnus International Resources Inc. (the "Magnus") and Yunnan Province Nuclear Industry Brigade 209 ("Team 209") have entered into a formal cooperative joint venture contract to form a new co-operative joint venture company, Long Teng Mining Ltd., a Chinese corporation, to carry out minerals exploration and development in an 83.29 square kilometre area of Huidong County in Sichuan Province, China. The property is located across the Jinsha Jiang River to the immediate northwest of Southwestern Resources' Boka gold project in Yunnan Province. The operations of the joint venture company will be managed under the control of Magnus. Magnus is to contribute US$5,000,000 as an equity investment into the joint venture company and Team 209 is responsible for transferring certain gold and copper exploration permits on the Property to the joint venture company. Upon the capital contribution by Magnus and the transfer of the exploration permits by Team 209, Magnus will own 90% and Team 209 will own 10% of the joint venture company. With respect to the US$5,000,000 equity investment into the joint venture company by Magnus, Magnus is required to contribute not less than US$460,000 within three months after the issuance of the joint venture company business license; US$1,000,000 within twenty four (24) months after the issuance of the joint venture company business license; US$1,550,000 within thirty-six (36) months after the issuance of the joint venture company business license; and based on the results of the exploration by the joint venture company, if required, an additional US$1,990,000 within forty-eight (48) months after the issuance of the joint venture company business license. In addition, Magnus is required to provide Team 209 with the equivalent of US$500,000 shares of common stock of Magnus within 30 days after the issuance of the joint venture company business license. The capital contribution by Magnus is subject to certain conditions precedent being satisfied. If further funding is required for carrying out more exploration and development activities, Magnus will be responsible for providing such funding, however, Team 209 will remain a 10% owner of the joint venture company.


ITEM 8.01. OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
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Exhibit 99.1         Press Release dated July 22, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 8, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.


                                            By:      /s/ Graham Taylor
                                               ---------------------------------
                                            Name:    Graham Taylor
                                            Title:   President



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                                  EXHIBIT INDEX


Number      Exhibit                                   Sequential Page Number
------      -------                                   ----------------------
 99.1       Press Release dated July 22, 2004                   5